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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 1, 2002

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                                 38-3214743
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                000-21407
                        (COMMISSION FILE NUMBER)



1305 STEPHENSON HIGHWAY
TROY, MI                                                             48083
(ADDRESS OF PRINCIPAL                                             (ZIP CODE)
 EXECUTIVE OFFICES)


                                  (248)597-5800
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)















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ITEM 5.           OTHER EVENTS

         On July 1, 2002, all material conditions to the effectiveness of the First Amended Joint Plan of Reorganization of Lason, Inc. and its Subsidiary Debtors, as modified, which was filed with the United States Bankruptcy Court for the District of Delaware in Wilmington on May 17, 2002 (and which was included in exhibits to a Form 8-K filed with the Securities and Exchange Commission on June 3, 2002), were satisfied or waived. On July 1, 2002, the Company issued the press release attached hereto as Exhibit 99.1 announcing its emergence from the Chapter 11 reorganization.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                  99.1     Press release dated July 1, 2002.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2002               LASON, INC.
                                  (REGISTRANT)


                                  By: /s/ Ronald D. Risher
                                      ---------------------------------------
                                       Ronald D. Risher,  President and CEO




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                                  EXHIBIT INDEX


Exhibit:          Description:

99.1              Press release dated July 1, 2002.